UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2011

AMERITRANS CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00193	52-2102424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Jericho Quadrangle Jericho, New York		11753
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 355-2449

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On June 17, 2011, Ameritrans Capital Corporation (the “Company”) entered into a First Amendment (the “Amendment”) to the Stock Purchase Agreement, dated April 12, 2011 (the “Purchase Agreement”), by and between the Company and Renova US Holdings Ltd. (the “Purchaser”), pursuant to which the Company agreed to modify the form of LLC Pledge Agreement attached as Exhibit II to the Purchase Agreement in the form attached as Exhibit II to the Amendment (the “Pledge Agreement”).

Upon the initial closing of the transactions contemplated by the Purchase Agreement, the Company will enter into the Pledge Agreement granting the Company a first priority lien in the membership interests of CN CLO Equity Holdings, LLC, a limited liability company formed by the Purchaser for the purpose of holding certain interests in collateralized loan obligations.  Prior to the Amendment, the Pledge Agreement would have provided that it would terminate when the Additional Purchase Price (as defined in the Purchase Agreement), which is payable over a two-year period following the Initial Closing (as defined in the Purchase Agreement), is paid in full. The Amendment modifies the Pledge Agreement to provide for the termination of the pledge in favor of the Company on the earlier to occur of (x) the date on which the Additional Purchase Price is paid in full or (y) if, and only if such date occurs within six months following the Initial Closing Date (as defined in the Purchase Agreement), the first date on which the portion of the Additional Purchase Price remaining to be paid by the Purchaser is less than or equal to $5,000,000.

In addition, the Amendment revises a provision in the Purchase Agreement to reflect the Company’s and the Purchaser’s agreement that the Pledge Agreement will be entered into as of the Initial Closing rather than as of the signing of the Purchase Agreement.

The foregoing descriptions of the Amendment and the revised Pledge Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the Amendment, which, together with the revised Pledge Agreement attached as Exhibit II thereto, is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  A copy of the Purchase Agreement has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 14, 2011.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
10.1

First Amendment to Stock Purchase Agreement, dated as of June 17, 2011, by and between Ameritrans Capital Corporation (the “Company”) and Renova US Holdings Ltd. (including, as Exhibit II thereto, the revised form of LLC Pledge Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date: June 17, 2011

By: /s/ Michael Feinsod

Name: Michael Feinsod

Title: Chief Executive Officer and President